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                                                                   Exhibit 10.36

                                  LODGIAN, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

      THIS AGREEMENT (the "Agreement") is made and entered into as of July 15, 2005 (the "Award Date"), by and between Lodgian, Inc. (the "Company"), a Delaware corporation and Edward J. Rohling (the "Recipient").

                                   WITNESSETH:

      WHEREAS, the Company has adopted the Amended and Restated 2002 Stock Incentive Plan of Lodgian, Inc. (the "Plan"); and

      WHEREAS, the Board of Directors of the Company (the "Board") or a committee thereof has authorized the grant to Recipient of a restricted stock award under the Plan of the common stock of the Company ("Common Stock"), and the Company and Recipient wish to confirm herein the terms, conditions, and restrictions of the restricted stock award;

      NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

                                    SECTION 1
                                 AWARD OF SHARES

      1.1 Award of Shares. Subject to the terms, restrictions, limitations, and conditions stated herein, in that certain Executive Employment Agreement between the Recipient and the Company dated July 12, 2005 (the "Employment Agreement), and in the Plan, the Company hereby awards to Recipient 75,000 shares of Common Stock (the "Award Shares"). This award represents the compensation to be paid to Recipient pursuant to Section 4(b) of the Employment Agreement.

      1.2 Vesting of Award Shares. Recipient shall become vested in a portion of the Award Shares based upon the terms and conditions of the Employment Agreement. In the event of any ambiguity in this Restricted Stock Award Agreement or in the terms of the Employment Agreement which relate to the Award Shares, the good faith interpretation of the Compensation Committee of the Company's Board of Directors shall in all cases control. If the calculation of vested Shares in accordance with the Employment Agreement would result in a fraction of a share, any such fraction will be rounded to zero. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, accelerate the vesting of the Award Shares in whole or in part. The Award Shares which have become vested pursuant to the Employment Agreement or by virtue of such acceleration are herein referred to as the "Vested Award Shares" and all Award Shares which are not Vested Award Shares are sometimes herein referred to as the "Unvested Award Shares."

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      1.3 Additional Condition to Award Shares. In order not to forfeit the
Award Shares, Recipient must deliver to the Company, within the ten day period (the "Withholding Period") commencing on the date of occurrence of an event pursuant to which some or all of the Award Shares become "substantially vested" within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended, either a check payable to the Company in the amount of all withholding or other tax obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Award Shares, or the Withholding Election described in Section 1.4. Upon receipt of payment in full of all withholding tax obligations, the Company shall cause a certificate representing the Award Shares which are the Vested Award Shares to be issued and delivered by the Share Custodian to the Recipient pursuant to the instructions of Recipient.

      1.4 Optional Withholding Election. In lieu of paying the withholding tax obligation in cash, as described in Section 1.3, Recipient may elect to have the actual number of Vested Award Shares reduced by the smallest number of whole shares of Common Stock which, when multiplied by the fair market value of the Common Stock on the Vesting Date as determined by the Board of Directors, is sufficient to satisfy the amount of the withholding tax obligations imposed on the Company by reason of the vesting of the Award Shares (the "Withholding Election"). Recipient may make a Withholding Election only if all of the following conditions are met:

            (a) the Withholding Election must be made on or prior to the end of the Withholding Period by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of EXHIBIT A attached hereto;

            (b) any Withholding Election made will be irrevocable; and

            (c) If Recipient is an Insider (an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act), then a Withholding Election may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

      1.5 Investment Representations. Recipient hereby represents, warrants, covenants, and agrees with the Company as follows:

            (a) The Award Shares being acquired by Recipient will be acquired for Recipient's own account without the participation of any other person, with the intent of holding the Award Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Award Shares and not with a view to, or for resale in connection with, any distribution of the Award Shares, nor is Recipient aware of the existence of any distribution of the Award Shares;

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            (b) Recipient is not acquiring the Award Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Award Shares but rather upon an independent examination and judgment as to the prospects of the Company;

            (c) The Award Shares were not offered to Recipient by means of publicly disseminated advertisements or sales literature, nor is the Recipient aware of any offers made to other persons by such means;

            (d) Recipient is able to bear the economic risks of the investment in the Award Shares, including the risk of a complete loss of Recipient's investment therein;

            (e) The Award Shares cannot be offered for sale, sold or transferred by Recipient other than (A) in a transaction in compliance with the 1933 Act; and (B) upon presentation of evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

            (f) The Company will be under no obligation to register the Award Shares for resale or to comply with any exemption available for sale of the Award Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Award Shares; and

            (g) The agreements, representations, warranties, and covenants made by Recipient herein extend to and apply to all of the Award Shares of the Company issued to Recipient pursuant to this restricted stock award. Acceptance by Recipient of the certificate representing such Award Shares shall constitute a confirmation by Recipient that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

                                    SECTION 2
                           FORFEITURE OF AWARD SHARES

      Any Unvested Award Shares that are held for the benefit of the Recipient, at and after the termination of employment of the Recipient by the Company, shall, unless the Employment Agreement otherwise expressly provides, be forfeited by the Recipient at such time and returned, marked "cancelled," to the Company. Until an Award Share has been released to the Recipient, or cancelled and returned to the Company as provided herein or in the Employment Agreement, it shall be held by the General Counsel of the Company, acting as share custodian (the "Share Custodian"), for the benefit of the Recipient, and subject to the terms and conditions of this Agreement and the Employment Agreement. RECIPIENT ACKNOWLEDGES AND AGREES THAT HE

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HAS BEEN FULLY ADVISED TO CONSULT WITH HIS OWN TAX CONSULTANTS REGARDING THE
APPLICABILITY OF HIS MAKING A CODE SECTION 83(B) ELECTION WITH RESPECT TO THE AWARD SHARES.

                                    SECTION 3
                               GENERAL PROVISIONS

      3.1 Change in Capitalization. If the number of outstanding shares of the Common Stock shall be increased or decreased by a change in par value, split-up, stock split, reverse stock split, reclassification, distribution of common stock dividend, or other similar capital adjustment, an appropriate adjustment shall be made by the Board of Directors in the number and kind of Award Shares, such that Recipient's proportionate interest shall be maintained as before the occurrence of the event. No fractional shares shall be issued in making such adjustment. All adjustments made by the Board of Directors under this Section shall be final, binding, and conclusive.

      3.2 Legends. Each certificate representing the Award Shares shall be endorsed with the following legend and Recipient shall not make any transfer of the Award Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

   THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT DATED JULY 15, 2005, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

   THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, OR (2) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

Recipient agrees that the Company may also endorse any other legends required by applicable federal or state securities laws. The Company need not register a transfer of the Award Shares, and may also instruct its transfer agent, if any, not to register the transfer of the Award Shares unless the conditions specified in the foregoing legends are satisfied.

      3.3 Removal of Legend and Transfer Restrictions. The restrictions described in the second sentence of the legend set forth in Section 3.2 may be removed at such time as permitted by Rule 144(k) promulgated under the Securities Act.

      3.4 Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware.

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      3.5 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

      3.6 Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

      3.7 Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

      3.8 Entire Agreement. Subject to the terms and conditions of the Plan and the Employment Agreement, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      3.9 Violation. Any transfer, pledge, sale, assignment, or hypothecation of Unvested Award Shares or any portion thereof shall be a violation of the terms of this Agreement and shall be null, void and without effect ab initio.

      3.10 Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

      3.11 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

      3.12 No Employment Rights Created. Neither the establishment of the Plan nor the award of Award Shares hereunder shall be construed as giving Recipient the right to continued employment with the Company.

      3.13 Capitalized Terms. All capitalized terms used in this Agreement shall have the meanings given to them herein or in the Plan.

      3.14 No Disclosure Duty. The Recipient and the Company acknowledge and agree that neither the Company nor its directors, officers or employees have any duty or obligation to

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disclose to the Recipient any material information regarding the business of the
Company or affecting the value of the Award Shares, other than as required under the law with respect to the Company's duty to its other shareholders.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.

COMPANY:                                 RECIPIENT:
LODGIAN, INC.:

                                         s/ Edward J. Rohling
                                         --------------------------------
By: s/ Daniel E. Ellis
    --------------------------------
Its: Senior Vice President, General
Counsel & Secretary

Attest:

By: s/ Linda Borchert Philp
    --------------------------------
Its: CFO

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                                    EXHIBIT A
                         NOTICE OF WITHHOLDING ELECTION

TO:   Lodgian, Inc.                        RESTRICTED STOCK AGREEMENT:
                                           Restricted Stock Agreement between
FROM:                                      ______________ and Lodgian, Inc. (the
      __________________________________   "Company") Date of Agreement:
                                           _________________________ Total
RE:   Withholding Election                 Number of Restricted Shares:
                                           ____________

TO:   Lodgian, Inc.
FROM:____________________________
RE:  Withholding Election with respect to Restricted Stock Agreement Noted Above

________________________________________________________________________________

This election relates to ____________ shares of Common Stock of the Company vesting on ___________________. I hereby certify that:

   i. My correct name and social security number and my current address are set forth at the end of this document.

   ii. I am (check one, whichever is applicable):

[ ] the original recipient of the Restricted Stock Grant.

[ ] the legal representative of the estate of the original recipient of the Restricted Stock Grant.

[ ] a legatee of the original recipient of the Restricted Stock Grant.

[ ] the legal guardian of the original recipient of the Restricted Stock Grant.

   iii. In connection with any future vesting of the Restricted Stock Grant with respect to the Restricted Shares, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise. The shares to be withheld shall have, as of the tax date applicable to the exercise, a fair market value equal to the minimum statutory tax-withholding requirement under federal, state, and local law in connection with the exercise.

   iv. This Withholding Election is made prior to the tax date and is otherwise timely made pursuant to the Agreement.

   v. I understand that this Withholding Election may not be revised, amended or revoked by me but is subject to the disapproval of the Board.

   vi. I further understand that the Company shall withhold from the Vested Restricted Shares a number of shares of Common Stock having the value specified in Paragraph iii above.

   vii. I have read and understand the Restricted Stock Agreement and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition herein shall have the meanings given to them in the Restricted Stock Agreement.

Dated this ______ day of ________, 20__.

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                                           _____________________________________
Address:                                   Signature

________________________________________
                                           _____________________________________
________________________________________   Printed Name

________________________________________   _____________________________________
                                           Social Security Number

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